UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2004

Commission File Number 1-5097

JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin (State of Incorporation)	39-0380010 (I.R.S. Employer Identification No.)

5757 N. Green Bay Avenue P.O. Box 591 Milwaukee, Wisconsin (Address of principal executive offices)	53201 (Zip Code)

Registrant’s telephone number, including area code: (414) 524-1200

ITEM 7      FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99	Press release issued by the registrant on January 21, 2004.

ITEM 12      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release dated January 21, 2004 reporting the registrant’s financial results for the first quarter of fiscal 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

	BY:	/s/ Stephen A. Roell Stephen A. Roell
Senior Vice President and
Chief Financial Officer

Date: January 22, 2004

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EXHIBIT INDEX

Exhibit
Number	Description

99	Press release issued by the registrant on January 21, 2004.

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